SEPARATE ACCOUNT INVESTMENT RIDER FOR INVESTMENT IN CERTAIN FUNDS

This rider is added to the Group Annuity Contract issued by us of which it is a part. All terms defined in the contract have the same meaning where used in this rider. The effective date of this rider is the latest of (i) the Contract Date, (ii) the date this rider has been approved for use in the state of issue, or (iii) the date stated in the amendment adding this rider to the contract.

The purpose of this rider is to allow the contract to participate in our Separate Accounts which invest in nonproprietary Mutual Funds and other authorized investments. We reserve the right to limit both the number of Separate Accounts available under the contract and the number available to each Member.

Although all Separate Accounts listed in Schedule 1 may be available under this contract, you may send us Notification indicating you want the contract administered so that money held under this contract will not participate in one or more of these Separate Accounts. You may revoke your Notification by sending us a new Notification.

1.	DEFINITIONS.

Management Charge means the charge consisting of the investment management charge and the contract expense charge applicable to this class of contracts for each Separate Account, less any expense credits. The Management Charge will be shown in the Table of Separate Account Features of this rider.

Mutual Fund means any diversified, open-end management investment company registered under The Investment Company Act of 1940 which is the underlying investment of the Separate Account which is made available by Principal Life Insurance Company, as listed in Schedule 1.

Within this rider, Mutual Fund shall also mean a portfolio established within a particular Mutual Fund as described in the prospectus for that Mutual Fund, as such prospectus may be amended or supplemented from time to time.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the Mutual Funds listed in Schedule 1.

Net Asset Value (NAV) means the price per share represented as a dollar amount.

Separate Account(s) means each Separate Account established under this rider, which is maintained by us, made available to you by us, and identified in Schedule 1 of this rider. Each Separate Account is a pooled Separate Account for use by our retirement plan customers. The amounts held in each Separate Account will be invested and reinvested in accordance with applicable law. Amounts credited to any Separate Account identified in Schedule 1 of this rider shall be invested in the shares of the corresponding Mutual Fund.

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the Separate Accounts listed in Schedule 1.

Valuation Date means the date we determine the value of a Separate Account, Valuation Dates will occur on dates we determine, but at least on the last Business Day of a calendar month. Valuation will occur at the end of each such day, according to our then-current procedures.

Valuation Period means the period from the end of a Valuation Date to the end of the next Valuation Date.

2.

DETERMINING SEPARATE ACCOUNT VALUES. The value of a Separate Account is its market value of the shares invested n the Mutual Fund multiplied by the Mutual Fund's NAV for that Valuation Date. The value of all Separate Accounts will always be expressed in U.S. dollars. We will determine the value of a Separate Account on each Valuation Date.

3.

MANAGEMENT CHARGES. The Management Charge under each Separate Account will be a percentage of the value of the amounts in such Separate Account, subject to the equivalent of the maximum annual percentage listed in the Table of Separate Account Features of this rider. We reserve the right to charge the Management Charge to any charge up to the maximum limit at any time by giving you written notice at least 30 days before the date the change is to take effect. The Mutual Fund’s management charges are separate from the Management Charges of the Separate Accounts and can be found in the prospectus for the corresponding Mutual Fund.

The Management Charge will be deducted pro-rata from each Separate Account on each Valuation Date for the number of calendar days within the Valuation Period ending on such Valuation Date.

4.	SEPARATE ACCOUNT INVESTMENT. A Separate Account investment is established for each Member for each Separate Account to which the member directs Contributions.

5.

RETURNS CREDITED TO SEPARATE ACCOUNT INVESTMENTS. Each Separate Account Investment established under this contract will be credited with its portion of the return associated with the appropriate Separate Account. The return for a Separate Account will be based on the change in value of that Separate Account less any Management Charge.

In order to track the returns for the Separate Account Investments established under this contract, we will use a unit value system of recordkeeping, unless we determine that another recordkeeping system would b more appropriate.

6.

UNIT VALUE SYSTEM OF RECORDKEEPING. Under a unit value system of recordkeeping, we will calculate a unit value for each Separate Account on each Valuation Date. To calculate the unit value, we first determine the market value of the Separate Account as described in Section 2 of this rider. Then, we will calculate the Management Charge as described in Section 3 of this rider. Finally, we will calculate the unit value by dividing the market value of the Separate Account less any Management Charge by the units held in the Separate Account.

We will calculate the unit value applicable to each Separate Account Investment on each Valuation Date. The unit value will be based upon the total value of the Separate Account and the number of existing Separate Account units.

Contributions or transfers to a Separate Account Investment increase the numbeb of Separate Account units credited to it. Transfers and payments from a Separate Account Investment reduce the number of Separate Account units. The increase or decrease in the number of Separate Account units is calculated by dividing the dollar amount of the contribution, transfer or payment by the applicable unit value.

When crediting Contributions and transfers to a Separate Account Investment we will use the unit value applicable to the Separate Account Investment for the Valuation Date on which we accept the Contribution or transfer.

A Contribution is considered accepted on the date we receive both the money and all the information necessary and in good form to allocate and credit the Contribution.

7.

DEPOSITS TO SEPARATE ACCOUNTS; RESTRICTIONS AND ORDER OF ENTRY. We reserve the right to temporarily or permanently close a Separate Account; thereby we defer or stop your ability to direct Contributions and transfers to a Separate Account. We reserve the right to require you to transfer existing account balances out of a Separate Account which has been temporarily or permanently closed.

We may exercise these rights due to a particular underlying Mutual Fund’s provisions. However, our rights are not limited to such circumstances.

We will notify you in writing of our intent to temporarily or permanently close a Separate Account. Contributions or transfers directed to a Separate Account that we have closed on a temporary or permanent basis will be directed to another Separate Account of your choice.

If we require the existing account balances be transferred out of the temporarily or permanently closed Separate Account, you will have 60 days to request transfer as described in 8. below. If after 60 days we have not received Notification of where to transfer such Separate Account balance, we will transfer the balance to the Separate Accounts available under this rider, in equal dollar amounts, or, if no other Separate Accounts are available, we will direct the balance to the Guaranteed Interest Investment with the shortest Guarantee Period.

8.

TRANSFERS AND PAYMENTS FROM A SEPARATE ACCOUNT INVESTMENT. We will, upon Notification from you (the Member if permitted by the Plan), and subject to our right to defer a transfer or payment as described in Section 10 of this rider.

	a)	Transfer to the Member’s Guaranteed Interest Investment or any Separate Account Investment available under the contract all or any portion of the Separate Account Investment specified, or

	b)	Transfer to another Funding Agent all or any portion of the Member's Separate Account Investment specified, or

	c)	Pay the Member an amount equal to all or any portion of the Member's Separate Account Investment specified.

The amount to be paid or transferred will be determined and paid or transferred within seven Business Days after (i) the Valuation Date on which we receive the Notification or (ii) a later Valuation Date specified in the Notification. Payments and transfers will be made in accordance with our then-current procedures. We will notify you in writing of these procedures. The amount transferred or paid will be deducted from the Separate Account Investment from which such transfer or payment was requested on the date of such transfer or payment. Each transfer to another Separate Account Investment may occur only on a Valuation Date of that Separate Account.

We are not responsible for the application of amounts transferred to another Funding Agent.

9.

MUTUAL FUND LIMITATION. Without regard to any other feature of the contract or this rider, if any limitation or delay is imposed by the underlying Mutual Fund we will be unable to transfer, make payments, or apply amounts held under these Separate Accounts.

10.

LIMITATIONS ON TRANSFERS AND PAYMENTS FROM A SEPARATE ACCOUNT INVESTMENT. In general, transfers and payments from a Separate Account Investment will be made within seven Business Days after the first Valuation Date following the request specified in Section 8 of this rider. We reserve the right, however, to defer such transfers or payments up to the maximum number of days shown in the Table of Separate Account Features of this rider for each Separate Account. If we defer any transfer or payment under this Section, we will determine the amount to be transferred or paid on the date transfer or payment occurs. We will notify you in the event of any deferment of more than 30 days under the provisions of this Section.

These limitations will not apply to the payments to the beneficiary of a Member due to the Member’s death, payments to a Member due to disability or retirement under the Plan and to purchases of annuity under Article IV, Section 2 of the contract.

Special Limitation for Separate Accounts. We reserve the right to make the portion of a requested transfer in excess of $20,000,000 in substantially equal monthly installments over a period not to exceed 36 months, if, in the 36 month period which ends on the requested date of transfer, all transfers and payments form the total of all Separate Account Investments invested in a particular Separate Account totals $20,000,000 or more. For purposes of this limitation, transfers and payments from any other Separate Account Investments included in the Separate Account from any other contracts or policies issued in connection with the Plan or with any other retirement plan of the Employer will be included as a transfer or payment from a Separate Account Investment. If this limitation is imposed by us, the first installment will be made one month after the date of request, or on such later date that you specify.

11.

PLANS WHICH MAY INVEST IN THE SEPARATE ACCOUNTS. The Separate Accounts are not registered with the Federal Securities and Exchange Commission and therefore only Plans which meet certain requirements under the Code may invest in the Separate Accounts. If the Internal Revenue Service or a court makes a final determination that the Plan no longer meets the requirements of a Qualified Plan, we will require that you transfer any amounts held in any Separate Accounts. If we decide that you must transfer amounts out of the Separate Accounts, we will send you a notice describing your options. Your Notification must clearly specify the Guaranteed Interest Investment(s) or the Funding Agent to which you want the amounts transferred. If we do not receive an acceptable Notification from you within five Business Days, we will transfer these amounts to the Guaranteed Interest Investment with the shortest duration.

12.

FUNDS. We are the sole owner of all amounts held in the Separate Accounts. We may exercise all owner's rights in regard to all amounts in any Separate Account Investment or Separate Account, including, but not limited to the following:

	a)	The right to hold, sell, exchange, convey or transfer.

	b)	The right to exercise any conversion privileges, subscription rights, or other options, and to make any payments incidental thereto.

	c)	The right to oppose, or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities.

	d)	The right to foreclose any loan on real estate.

PRINCIPAL LIFE INSURANCE COMPANY

PRESIDENT AND
CHIEF EXECUTIVE OFFICER

TABLE OF SEPARATE ACCOUNT FEATURES

                                              Current       Maximum   Maximum No.
                                               Annual        Annual      Days
                                            Mgt. Charge   Mgt. Charge  Allowed to
Separate Account                             Percentage   Percentage     Defer
                                                                       Transfers
                                                                     or Payments

Putnam Voyager (M)                              0.00         3.00      270
Separate Account

Putnam Investors (M)                            0.00         3.00      270
Separate Account

Putnam Equity                                   0.00         3.00      270
Income (M)
Separate Account

Putnam High                                     0.00         3.00      270
Yield Trust II (M)
Separate Account

American Century                                0.00         3.00      270
Ultra (Adv)
Separate Account

American Century                                0.00         3.00      270
Select (Adv)
Separate Account

American Century                                0.00         3.00      270
Value (Adv)
Separate Account

American Century                                0.00         3.00      270
Income & Growth (Adv)
Separate Account

American Century                                0.00         3.00      270
Small Cap Value (Adv)
Separate Account

Fidelity Advisor                                0.00         3.00      270
Equity Growth (T)
Separate Account

Fidelity Advisor Growth                         0.00         3.00      270
Opportunities (T)
Separate Account

Fidelity Advisor                                0.00         3.00      270
Mid-Cap (T)
Separate Account

Fidelity Advisor                                0.00         3.00      270
Overseas (T)
Separate Account

Fidelity Advisor                                0.00         3.00      270
Value Strategies (T)
Separate Account

Fidelity Advisor                                0.00         3.00      270
Small Cap (T)
Separate Account

Mason Street                                    0.15         3.00      270
Aggressive Growth
Stock (A)
Separate Account**

Mason Street                                    0.15         3.00      270
International Equity (A)
Separate Account**

Mason Street                                    0.15         3.00      270
Asset Allocation (A)
Separate Account

Mason Street                                    0.15         3.00      270
High Yield Bond (A)
Separate Account

Janus Adviser                                   0.15         3.00      270
Aggressive
Growth (Ret)
Separate Account

Janus Adviser Capital                           0.15         3.00      270
Appreciation (Ret)
Separate Account

INVESCO Small                                   0.00         3.00      270

Company Growth
Separate Account

INVESCO Leisure                                 0.00         3.00      270

Separate Account

INVESCO                                         0.00         3.00      270
Equity Income
Separate Account

* This charge is the charge made by us only, and it dos not include any management charge of the Mutual Fund. Please see the appropriate prospectuses for such charges.

** These Separate Accounts are only available to cases sold by a Northwestern Mutual Life agent.

SCHEDULE 1

       SEPARATE ACCOUNT                              MUTUAL FUND

Putnam Voyager (M) Separate Account         Putnam Voyager (M Shares)

Putnam Investors (MP Separate Account       Putnam Investor (M Shares)

Putnam Equity Income (M) Separate Account   Putnam Equity Income (M Shares)

Putnam High Yield Trust II (M)              Putnam High Yield Trust II (M Shares)
Separate Account

American Century Ultra (Adv)                American Century Ultra
Separate Account                            (Advisor Shares)

American Century Select (Adv)               American Century Select
Separate Account                            (Advisor Shares)

American Century Value (Adv)                American Century Value
Separate Account                            (Advisor Shares)

American Century Income & Growth (Adv)      American Century Income and Growth
Separate Account                            (Advisor Shares)

American Century Small Cap Value (Adv)      American Century Small Cap Value
Separate Account                            (Advisor Shares)

Fidelity Advisor Equity Growth (T)          Fidelity Advisor Equity Growth
Separate Account                            (T Shares)

Fidelity Advisor Growth Opportunities (T)   Fidelity Advisor Growth Opportunity
Separate Account                            (T Shares)

Fidelity Advisor Mid-Cap (T)                Fidelity Advisor Mid Cap
Separate Account                            (T Shares)

Fidelity Advisor Overseas (T)               Fidelity Advisor Overseas
Separate Account                            (T Shares)

Fidelity Advisor Value Strategies (T)       Fidelity Advisor Value Strategies
Separate Account                            (T Shares)

Fidelity Advisor Small Cap (TP              Fidelity Advisor Small Cap
Separate Account                            (Small Shares)

Mason Street Aggressive Growth Stock (A)    Mason Street Aggressive Growth Stock
Separate Account                            (A Shares)

Mason Street International Equity (A)       Mason Street International Equity
Separate Account                            (A Shares)

Mason Street Asset Allocation (A)           Mason Street Asset Allocation
Separate Account                            (A Shares)

Mason Street High Yield Bond (A)            Mason Street High Yield Bond
Separate Account                            (A Shares)

Janus Adviser Aggressive Growth (Ret)       Janus Adviser Aggressive Growth
Separate Account                            (Retirement Shares)

Janus Adviser Capital Appreciation (Ret)    Janus Adviser Capital Appreciation
Separate Account                            (Retirement Shares)

INVESCO Small Company Growth                INVESCO Small Company Growth
Separate Account

INVESCO Leisure                             INVESCO Leisure

Separate Account

INVESCO Equity Income                       INVESCO Equity Income
Separate Account